                         OPPENHEIMER BARING SMA INTERNATIONAL FUND
                          Supplement dated August 25, 2008 to the
                               Prospectus dated June 28, 2007

     This   supplement   amends  the  Prospectus  of   Oppenheimer   Baring  SMA
International  Fund (the  "Fund")  dated June 28, 2007 and is in addition to the supplements dated September 17, 2007 and April 15, 2008.

     Effective  August 25, 2008, the  sub-section  captioned "What Does the Fund
Mainly  Invest In"  beginning on page 2 under the section  "About the Fund - The
Fund's Investment Objective and Principal Investment  Strategies," is deleted in its entirety and replaced by the following:

     WHAT DOES THE FUND MAINLY  INVEST IN? Under normal market  conditions,  the
Fund will  invest at least 80% of its net assets in an  internationally  diverse portfolio of common stocks of companies  that are  organized,  headquartered  or domiciled  outside  the  United  States  or  whose  principal  listing  is  on a securities  exchange  in a country  outside  the United  States or that derive a majority  of  their  revenues  or  profits  from  goods or  services  in or from countries outside the United States.

August 25, 2008                                               PS0841.003